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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                               September 28, 1995


                        LATTICE SEMICONDUCTOR CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)

           0-18032                                                 93-0835214
     (Commission File No.)              (IRS Employer Identification Number)

                               5555 NE Moore Court
                          Hillsboro, Oregon 97124-6421
                    (Address of Principal Executive Offices)



                                 (503) 681-0118
              (Registrant's Telephone Number, Including Area Code)

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Item 5.   Other Events

     Lattice Semiconductor Corporation (the "Company") signed a definitive agreement on September 14, 1995 with United Microelectronics Corporation ("UMC") to join several other fabless semiconductor companies in a previously announced venture to form a separate Taiwanese company for the purpose of building and managing an advanced semiconductor manufacturing facility in Hsin Chu City, Taiwan, Republic of China.

     Under terms of the agreement, the Company will invest $60 million, payable in three installments over the next two years, for a 10% equity interest in the venture. The proposed facility is expected to commence production of eight-inch sub-micron wafers during the second half of 1997. UMC will transfer its 0.5 micron, and when developed, its 0.35 and 0.25 micron process technologies to the venture on a royalty free basis. As a result of its equity ownership, the Company will receive rights to a percentage of the wafer production from the new facility. Formation of the venture is subject to a number of conditions: including arrangement of the necessary debt financing and obtaining requisite government approvals.

     In a related arrangement, UMC has committed to supply the Company with sub-micron wafers beginning in the first calender quarter of 1996 and continuing, with phased increases, until such capacity is available from the new facility.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (c)       Exhibits

          10.1 Bridge Capacity Letter dated September 12,1995 between Lattice Semiconductor Corporation and United Microelectronics Corporation. (Confidential treatment has been requested with respect to this exhibit. A full unredacted copy of this exhibit has been filed with the Securities and Exchange Commission pursuant to such request.)

          10.2 Foundry Venture Side Letter dated September 13, 1995 among Lattice Semiconductor Corporation, United Microelectronics Corporation and FabVen. (Confidential treatment has been requested with respect to this exhibit. A full unredacted copy of this exhibit has been filed with the Securities and Exchange Commission pursuant to such request.)

          10.3 FabVen Foundry Capacity Agreement dated as of August __, 1995 among FabVen, United Microelectronics Corporation and Lattice Semiconductor Corporation. (Confidential treatment has been requested with respect to this exhibit. A full unredacted copy of this exhibit has been filed with the Securities and Exchange Commission pursuant to such request.)

          10.4 Foundry Venture Agreement dated as of August __, 1995, between Lattice Semiconductor Corporation and United Microelectronics Corporation. (Confidential treatment has been requested with respect to this exhibit. A full unredacted copy of this exhibit has been filed with the Securities and Exchange Commission pursuant to such request.)



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         LATTICE SEMICONDUCTOR CORPORATION


Dated:   October 2,  1995          By: /s/ Rodney F. Sloss
                                      --------------------
                                   Rodney F. Sloss
                                   Vice President, Finance


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                      LATTICE SEMICONDUCTOR CORPORATION


                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


Exhibit No.                             Description


10.1 Bridge Capacity Letter dated September 12,1995 between Lattice Semiconductor Corporation and United Microelectronics Corporation. (Confidential treatment has been requested with respect to this exhibit. A full unredacted copy of this exhibit has been filed with the Securities and Exchange Commission pursuant to such request.)

10.2 Foundry Venture Side Letter dated September 13, 1995 among Lattice Semiconductor Corporation, United Microelectronics Corporation and FabVen. (Confidential treatment has been requested with respect to this exhibit. A full unredacted copy of this exhibit has been filed with the Securities and Exchange Commission pursuant to such request.)

10.3 FabVen Foundry Capacity Agreement dated as of August __, 1995 among FabVen, United Microelectronics Corporation and Lattice Semiconductor Corporation. (Confidential treatment has been requested with respect to this exhibit. A full unredacted copy of this exhibit has been filed with the Securities and Exchange Commission pursuant to such request.)

10.4 Foundry Venture Agreement dated as of August __, 1995, between Lattice Semiconductor Corporation and United Microelectronics Corporation. (Confidential treatment has been requested with respect to this exhibit. A full unredacted copy of this exhibit has been filed with the Securities and Exchange Commission pursuant to such request.)